TECHNICAL REPORT

ON THE

HAVADAN  EXPLORATION PROJECT

TURKEY

For

ASLANAY MINING

By

Robert M. Allender, Jr., CPG, RG

Phoenix, Arizona, USA

TECHNICAL REPORT

R.M.Allender, Jr.,CPG, RG

Report No. 12-27

Effective Date: September 27, 2012

Signing Date: September 27, 2012

NI43-101 Havadan Technical Report

NOTICE

This  report  was  prepared  as  a  Canadian  National  Instrument  43-101  Technical  Report,  in

accordance  with  Form  43-101F1,  for  Aslanay  Mining  (“Aslanay”)  by  Robert  M.  Allender,  Jr.

(“Author”).  The  quality  of  information,  conclusions  and  estimates  contained  herein  is  consistent with  the  level  of  effort  described  in  the  agreement  between  Aslanay  and  Author  and  based  on:  i)

information  available  at  the  time  of  preparation,  ii)  data  supplied  by  Aslanay  and  other  outside sources,  and  iii)  the  assumptions,  conditions,  and  qualifications  set  forth  in  this  report.  This report  is  intended  to  be  used  by  Aslanay,  subject  to  the  terms  and  conditions  of  its  contract  with

Author.  This  contract  permits  Aslanay  to  file  this  report  as  a  Technical  Report  with  Canadian

Securities   Regulatory   Authorities   pursuant   to   National   Instrument   43-101,   Standards   of

Disclosure  for  Mineral  Projects  and  with  the  United  States  Securities  Exchange  Commission pursuant to Guide 7. Any other use of this report by any third party is at that party’s sole risk.

NI43-101 Havadan Technical Report

Technical Report

on the

Havadan Exploration Project,

Turkey

Table of Contents

CONTENTS

PAGE

Title Page

1

Notice

2

Date and Signature Page

5

Table of Contents

3

Item 1:

Summary

6

Item 2:

Introduction

8

Item 3:

Reliance on Other Experts

8

Item 4:

Property Description and Location

8

Item 5:

Accessibility, Climate, Local Resources, Infrastructure and Physiography

13

Item 6:

History

14

Item 7:

Geological Setting and Mineralization

15

Item 8:

Deposit Types

20

Item 9:

Exploration

20

Item 10:     Drilling

21

Item 11:     Sample Preparation, Analyses and Security

21

Item 12:     Data Verification

22

Item 13:     Mineral Processing and Metallurgical Testing

22

Item 14:     Mineral Resource Estimates

22

Item 15:     Mineral Reserve Estimates

22

Item 16:     Mining Methods

22

Item 17:     Recovery Methods

22

Item 18:     Project Infrastructure

22

Item 19:     Market Studies and Contracts

22

Item 20:     Environmental Studies, Permitting and Social or Community Impact

22

Item 21:     Capital and Operating Costs

22

Item 22:     Economic Analysis

23

Item 23:     Adjacent Properties

23

Item 24:     Other Relevant Data and Information

23

Item 25:     Interpretation and Conclusions

23

Item 26:     Recommendations

24

Item 27:     References

24

Appendix: Havadan License Documents

25

NI43-101 Havadan Technical Report

FIGURES

PAGE

1

Turkey Reference Map

8

2

Havadan Project Location Map

10

3

Havadan License Map

11

4

General tectonics of Turkey

15

5

Plate Tectonic Features of Turkey

15

6

Geology and mineral deposits of the Aladaglar-Zamanti Region

16

7

Geologic Map and Sections, Havadan License

19

TABLES

PAGE

1

Aslanay Mining Havadan Licenses

12

2

Havadan Project Sample Analysis Selected Results

21

NI43-101 Havadan Technical Report

CERTIFICATE OF QUALIFIED PERSON

Robert M. Allender, Jr. Certified Professional Geologist (07475)

I, Robert M. Allender, CPG, residing at 5730 East Windrose Drive, Scottsdale, Arizona, USA do

hereby certify that:

1. I am an independent geological consultant contracted by Aslanay Mining;

2.  I  am  a  graduate  of  Colorado  State  University  with  a  Bachelor  of  Science  degree  in  Geology

(1978);

3.  I  am  a  geological  consultant  and  currently  a  Certified  Professional  Geologist  (CPG  #07475)

by the American Institute of Professional Geologists (AIPG);

4. I have worked as a geologist for a total of 34 years since obtaining my B.Sc. degree;

5.  I  am  responsible  for  all  sections  of  this  technical  report  entitled “Technical  Report  on  the

Havadan Exploration Project, Turkey for Aslanay Mining” and dated August 27, 2012;

6.  I  visited  the  Havadan  property  on  May  27,  2012  and  again  from  September  13  to  September

20, 2012;

7.  I  have  had  no  prior  involvement  with  the  Havadan  Property  that  is  the  subject  of  this

Technical Report;

8.  As  of  the  date  of  this  certificate,  to  the  best  of  my  knowledge,  information  and  belief,  the technical report contains all scientific and technical information that is required to be disclosed to make the technical report not misleading;

9.  I  have  read  the  definition  of  “qualified  person”  set  out  in  National  Instrument  43-101  (NI  43-

101)  and  certify  that  by  reason  of  my  education  and  past  relevant  work  experience,  I  fulfill  the requirements  to  be  a  “qualified  person”  for  the  purposes  of  NI  43-101.  This  report  is  based  on my  personal  review  of  information  provided  by  the  Issuer  and  on  discussions  with  the  Issuer’s representatives;

10. I am independent of the issuer applying the test in Section 1.4 of NI 43-101;

11.  I  have  read  NI  43-101  and  Form  43-101F1  and  the  Report  has  been  prepared  in  compliance therewith;

Effective Date: September 25, 2012, 2012

Signing Date: September 27, 2012

_______________________________

Robert M. Allender, Jr.

NI43-101 Havadan Technical Report

Item 1.

Summary

The  Havadan  Project  of  Aslanay  Mining  is  located  in  Central  Anatolia,  Turkey  in  an  area geologically  characterized  by  tectonic  structures  and  rock  units  that  have  favored  the  formation of  metallic  mineral  deposits.  The  project  is  located  in  the  Kayseri  Province,  Develi  District approximately  45  kilometers  south  of  the  District  capital  of  Develi.  Aslanay  holds  a  Group  4 exploration license on 1046.83 hectares in the Havadan Mining District one kilometer east of the

village  of  Havadan.   The  license  allows  Aslanay to  explore for and  develop  metallic  minerals  on the license area.

The   Havadan   Mining   District   is   an   active   district   with   three   mining   operations   currently

extracting  lead-zinc  ore.

Havadan  Region  Mining  Company  has  produced  several  hundred thousand  tons  of  lead  and  zinc,  and  several  hundred  thousand  ounces  of  silver  over  the  past several  years  from an underground mine located  approximately 2 kilometers  west of the  Aslanay

license.   Aksu  Mining Company licenses  border  the Aslanay license  on  the  west.  Aksu  produces

lead,  zinc,  and  silver  from  two  mines  on  structures  that  trend  onto  the  Aslanay  license.    No

production numbers were available for Aksu operations.

The  Project  is  in  the  exploration  stage  and  Aslanay  is  in  the  first  phase  of  exploratory  work.

Mining  and  metal  production  has  evidently  occurred  on  the  license  since  Roman  times.   Recent

production  by the  former  license  holder,  Dedemen  Mining,  has  been  limited  to  several  thousand

tons  of  ore,   as  reported  in  Turkish   government  documents.     The  tenor  of  that  ore  is  not

completely  understood,  although  several  stockpiles  were  sampled  and  laboratory  analysis  has shown that these samples contain significant concentrations of metallic minerals.  One such hand-

selected  stockpile  sample  analysed  contained  14.47%  lead,  34.38%  zinc,  and  254  grams  silver per tonne.

The  mineral  deposits  in  the  Havadan  District  are  categorized  as  Mississippi  Valley Type  (MVT)

deposits.    These  deposits  are  hosted  in  Jurassic-age  platform  carbonate  rocks  that  have  been

repositioned  by tectonic  forces  in  the  region.   These  rocks  are part  of  a large  area of  overlapping

nappe  structures  whose  development  has  resulted  in  significant  faulting  and  fracturing  of  the

carbonate  sequence.    This  fracturing  resulted  in  the  development  of  open  space  into  which metallic-bearing  hydrothermal  fluids  migrated  and  deposited  the  metallic  bodies  in  the  veins present today.

The  mineral  deposits  in  the  District  and  on  the  Aslanay  license  are  classic  MVT  deposits  that

exhibit  pinch  and  swell  characteristics.   For  example,  in  the  Havadan  Company  mine,  workings

encounter  veins  that  pinch  out  but  then  swell  again  to  widths  of  several  meters.  The  veins  are persistent  both  horizontally  and  laterally  for  several  hundred  meters  in  the  Havadan  Mine  and mineralization continues at depth and along strike for an unknown distance.

Aslanay   is   preparing   to   conduct   detailed   exploratory   work   on   the   license.   Currently   no

development  work  or  production  is  either  being  conducted  or  contemplated.    No  resource  or

reserve  estimates  are  possible  or  warranted  for  the  license.   The  Author  concludes  that  there  is

potential  for  economic  mineral  deposits  within  the  Aslanay  license.    Significant  exploratory

work will be required to evaluate the potential for the discovery of a mineral deposit.  Significant

NI43-101 Havadan Technical Report

additional  efforts  will  be  required  to  identify  and  develop  an  economic  mineral  deposit  on  site.

Resource  and  ultimately  reserve  calculations  may  follow  a  focused  exploration  mapping  and drilling program.

The   author   recommends   detailed   geologic   mapping   and   analysis,   magnetic   and   induced

polarization  geophysical  surveys,  and  a  series  of  drilling  programs  focused  on  targets  identified

by  mapping  and  geophysics.   Also  recommended  is  the  development  and  implementation  of  a quality  control  and  quality  assurance  program  that  will  allow  Aslanay  to  manage  exploration data and insure high quality data for possible later resource estimation.

NI43-101 Havadan Technical Report

Item 2:      Introduction

This  technical  report  has  been  commissioned  by and  prepared  for  Aslanay Mining,  Industry,  and

Trade  Company,  Ltd.  with  an  address  at  Emirhan  Caddesi,  Naki  Cendere  Apt.  No,  88/4  Besiktas

/  Istanbul, Turkey.  It  has  been prepared  for the purpose of summarizing all  available information regarding  the  property  and  providing  a  baseline  of  technical  and  exploration  information  from which  further  examinations  and  exploration  may  be  commenced.  It  is  preliminary  in  nature  and will be updated as new exploration information is generated.

The  property  is  a  recent  acquisition  for  Aslanay  and  as  such  has   minimal  examination  or

exploration work results.  Past exploration has been limited and not well documented.   The focus

of  previous  activities  within  the  past  10  years  has  been  the  production  of  lead  and  zinc  from  the

production  licensed  areas  on  site.   This  work  is  likewise  poorly  documented.  Mining  activities dating  to  Roman  times  are  evident  at  numerous  locations  within  both  the  license  area  and  the overall Havadan Mining District.

The  license  area  is  prospective  for  lead,  zinc,  and  silver  and  represents  an  excellent  exploration target  given  its  geologic  setting,  mineralized  structures  on  the  property,  the  past  mining  activity on  the  site,  and  the  current  activity  within  the  district.  Nevertheless,  this  is  essentially  a  raw,

early-stage  prospect  and  the  company  will  be  starting  at  the  beginning  when  it  commences exploration activities in the near future.

The  Havadan  property  comprises  a  continuous

block  of  land  near  the  village  of  Havadan  in  the

Cappadocia  region  of  Central  Anatolia,  Turkey.

The  land  holding  consists  of  an  exploration  and

production    license    issued    by    the    Turkish

government   and   acquired   by   direct   purchase

from   the   previous   private   mining   company

owner.    The  license  allows  Aslanay  to  explore

for   and   produce   metallic   products   from   the

license   area   which   encompasses   over   1,000 hectares in the arid Central Anatolia highlands.

Figure 1. Turkey reference Map

Information  regarding  the  Havadan  property  has  been  provided  by  Aslanay  Mining,  mining company  owners  of  adjacent  properties,  and  publically-available  published  reports.  No  new investigations  have  been  conducted  by  the  author  with  the  exception  of  surface  sampling  during the  site  visit.  General  regional  geology  is  well  understood  and  descriptions  are  abundant  in  the literature.  Havadan  mining  district-specific  geology  and  mining  information  is  available  to  a

degree   with   one   neighboring   company   providing   significant   information   on   geology,   ore

deposits,  and  production.     No   information  was  made  available   to  the  author   by  the   other

neighboring mining company.

Detailed  technical  information  specific  to  the  Havadan  property  is  generally  scarce.  Preliminary geologic  maps  of  the  area  were  obtained  from  the  General  Directorate  of  Mineral  Research  and

Exploration   (commonly  called   the   MTA).   Some   published   papers   on   the   geology  and   ore

deposits   in   the   Aladaglar-Zamanti   region   of   the   Eastern   Tauride   Mountains,   in   which   the

NI43-101 Havadan Technical Report

property  is  situated,  were  available  and  reviewed  as  a  part  of  this  preliminary  examination  and

report.   All published material utilized in the preparation of this report are  listed in the Reference section at the end of this report.

A personal inspection of the property was conducted by the Author/Qualified Person, on Sunday,

May  27,  2012  and  again  from  Thursday,  September  13,  through  Thursday,  September  20,  2012.

The  Author  observed  the  topography,  physiography,  vegetation,  infrastructure,  climate,  geology,

and  mining  operations  at  both  the  Havadan  property  and  the  surrounding  mining  district  during

these  visits.   The  Author  also  collected  geologic  samples  for  laboratory  analysis  to  test  for  the presence of metallic minerals in the geological units present on the site.

Item 3:

Reliance on Other Experts

The  Author  has  relied,  and  believes  that  he  has  a  reasonable  basis  to  rely,  upon  Dr.  Salih

Bayraktutan,  Ph.D.  geologist,  Exploration  Manager  of  Aslanay who  has  contributed  much  of  the geological  and  mineralization  information  regarding  the  Havadan  property.  For  the  later  site examinations,  the  Author  was  accompanied  by  Professor  Dr.  Hüseyin  Öztürk  and  Dr.  Nurullah

Hanilçi   of   the   Department   of   Geological   Engineering,   Istanbul   University.     Both   of   these

geologists  have  published  work  on  the  deposits  of  this  region  in  international  scientific  journals and  have  extensive  knowledge  of  the  geology  and  the  nature  and  genesis  of  the  lead-zinc

deposits  in  the  area.   The  Author  has  relied  on  their  professional  analysis  and  interpretation  as well as their published work in the preparation of this report.

Author  has  also  relied  upon  the  legal,  environmental,  permitting,  and  business  information provided  by  Aslanay  Mining  that  has  been  reviewed  by  the  author  and  included  in  this  report.

Geologic  and  mining  experts  employed  by  Havadan  Region  Mining  Company,  a  neighboring mine  operator,  and  Dedemen  Mining,  the  former  owner  of  the  Havadan  property,  contributed information about the mining district and the Aslanay-owned Havadan property specifically.

Although   copies   of   the   exploration   license   and   the   preliminary  survey  report   prepared   by

Aslanay  were  reviewed,  an  independent  verification  of  land  title  and  tenure  was  not  performed.

The author has not verified the legality of any underlying agreement(s) that may exist concerning the license or other agreement(s) between third parties.

A draft copy of the report has been reviewed for factual errors by Aslanay. Any edits or revisions made as a result of this review did not involve any alteration to the conclusions made. Hence, the statements  and  opinions  expressed  in  this  document  are  given  in  good  faith  and  in  the  belief  that such statements and opinions are not false and misleading at the date of this report.

Item 4:      Property Description and Location

The  Havadan  property lies  in  the  Kayseri  Province,  Develi  District  approximately 45  kilometers south of the town of Develi in central Turkey (Figure 2). The property block is situated in an area

NI43-101 Havadan Technical Report

-0729600

N     ^

FIGURE 2

HAVADAN PROJECT

UTM Zone 36S

LOCATION MAPS

Datum European 1950

NI43-101 Havadan Technical Report

characterized   by   low,   rolling   limestone   hills   at   the   northern   edge   of   the   Eastern   Tauride

Mountains.   The existing buildings  on  site are  approximately one kilometer  east  of  the  village  of

Havadan,  Turkey.   The  location  and  topography  of  the  property  block  and  surrounding  area  is shown on Figure 3.

The  Havadan  license  area  is  located  in  an  area  of  rolling  limestone  hills  east  of  the  Zamanti

River  gorge  (Figure  3).  Topographic  relief  on  the  license  block  is  relatively  low,  ranging  from

1,575 meters at the southwest corner of the license near the village to 1,800 meters atop Sarikaya

Mountain in the northern half of the license area.  The main topographic feature of the licence is a long,  rounded  ridge  that  runs  from  Tekke  Hill  (elevation  1,715  meters)  in  the  south  to  Sarikaya

Mountain  in  the  north.  In  general,  the  southwestern  portion  of  the  site  slopes  to  the  south  while

the northeastern portion slopes to the east and north.   The major drainage feature in this arid area

is  Demirci  Creek  which  occupies  a  fault-controlled  valley  along  the  southwestern  flank  of  the

Sarikaya-Tekke ridge (Figure 3).

N  ^

GÜMÜŞÖREN
L35A4
ÖKSÜT
KOZLUCA
AYŞEPINAR
YENİCE
KILIÇKAYA
TAŞÇI
L35D1
1
2
HOŞÇA
L35D2
L35C1
SATI
BÜYÜKKÜNYE
SÜLEYMANFAKILI
DENİZOVASI
3
4.1
5
4
HAVADAN
YAYLACIK
KÜÇÜKKÜNYE
L35D1
L35D2
KALE
TAŞHAN
YENİKÖY
ŞIHLI
8858
L35G4
KUZOLUK
L35D4
L35D3
3 km
GPS Harita Detayı

Figure 3. Havadan License Location Map

NI43-101 Havadan Technical Report

Exploration  and  Production  License.   The  issuer  holds  a  Group  4  Exploration  License  from

the  Turkish  Energy  and  Natural  Resources  Ministry,  General  Directorate  of  Mining.   The  total

exploration license area is 1046.83 hectares. As a part of this exploration license, the holder has a license  to  extract  zinc  and  lead  from  four  limited  areas  within  the  license  area.  These  four  areas total 41.57 hectares. License details are shown in the following table.

Table 1. Aslanay Mining Havadan Licenses

Property

License

Access

Total area

Effective Date

Expiration

Number

Number

(hectares)

Date

Havadan

Exploration

69102

1039223

1046.83

13 December

13 December

2006

2016

Havadan

Production -

69102

1039223

41.57

13 December

13 December

Zinc

2006

2016

Havadan

Production -

69102

1039223

41.57

13 December

13 December

Lead

2006

2016

A  Group  4  license  entitles  the  holder  to  conduct  exploration  and  development  activities  on  the site  and  produce  minerals  from  on-site  deposits.  Group  4  licenses  are  effective  for  a  period  of

seven   years.     Upon   expiration   of   the   license   or   completion   of   exploration   and   resource

development  a  production  license  may  be  obtained  by  application  to  the  Ministry.  Production

licenses have a term of 10  years which may be extended for an additional  10  year period.   Under

normal  license  conditions,  the  exploration  license  for  this  property  would  have  expired  in  2013 after  a  7-year  exploration  period.  However,  since  the  transaction  transferring  ownership  of  the license  from  Dedemen  Mining  to  Aslanay  Mining  was  completed  in  2012,  the  license  would have only been effective for another  year, Aslanay has ask for  and received a 4-year extension of

the exploration license.   It now will expire in 2016 and can be extended for another 4-year period if necessary.

Further conditions under this license type require a Pre-Exploration period of one year, a General

Exploration  period  with  a  term  of  two  years  and  a  Detailed  Exploration  period  of  four  years duration.

The   Pre-Exploration   period   is   devoted   to   the   collection   and   analysis   of   surface   rock   and

geochemical    samples,    geophysical    investigations,    remote    sensing    data    acquisition    and

interpretation,  and  other  preliminary  investigations  designed  to  determine  if  further  exploratory

work  is  warranted.   The  focus  of  these  investigations  is  to  identify  possible  mineral  deposits  on the subject property.

If the  results of  the Pre-Exploration investigations identify targets  warranting further testing then

the  General  Exploration  period  may  be  commenced.    This  period  involves  more  detailed  and

extensive investigations into the geology and mineral deposits on the  property.   Activities during

this  phase  of  exploration  could  include  topographic  mapping,  detailed  geologic  and  mineral

NI43-101 Havadan Technical Report

deposit   mapping,   drilling,   resource   identification   and   estimation,   reserve   identification   and

estimation,   deposit   modeling,   preliminary   economic   evaluations,   and   preliminary   mining

engineering  studies  designed  to  evaluate  the  potential  feasibility  of  mining  any  discovered deposits.

The  Detailed  Exploration  period  may  include  the  refinement  and  detailed  extension  of  some  or all  of  the  activities  undertaken  during  the  General  Exploration  phase  in  addition  to  technical  and economic studies that might lead to mine development and production.

Royalties.  The  Government  of  Turkey  retains  the  right  to  a  royalty  on  all  mineral  production.

The Group  4  category comprises  all  industrial  and  metallic  minerals  including base  and  precious metals which are the subject of the exploration and production licenses for the Havadan property.

The government royalty amount on Group 4 production is 4%.  This amount is reduced by half to

2%  if  the  issuer  constructs  and  operates  a  processing  plant  in  Turkey  for  purposes  of  processing its own ore.

The  Havadan  exploration  and  production  license  was  acquired  from  a  private  owner.  Dedemen

Mining has no further rights to the property nor to any royalty on production from the license.

Environmental  Issues.  The  author  is  unaware  of  any  environmental  liabilities  affecting  the

Havadan  license  area.  According to  Aslanay,  no  other permits  are  required  for either  exploration or production on the license.  At this early stage, there do not appear to be any other impediments to exploration and mining of the license..

Item 5:

Accessibility, Climate, Local Resources, Infrastructure and Physiography –

The  subject  property  is  located  approximately  45  kilometers  south-southeast  from  the  town

center  at  Develi.   Develi,  with  a  current  population  of  37,400,  is  the  district  center (equivalent  to

the  county seat).   The  town  is  well  stocked  with  the  ordinary support  materials  and  supplies  that might be needed for operations at Havadan.

Materials,  equipment,  and  supplies  of  a  more  mining-specific  nature  would  probably  have  to

come from  the regional capital in Kayseri.   Kayseri is  located  approximately 70 kilometers  north

of Havadan. Turkish Airlines operates multiple daily domestic flights from Istanbul and Ankara.

Access  to  Havadan  is  possible  year  round  over  a  well-traveled  and  fairly  well  maintained  paved

road  from  Kayseri  to  Develi  and  then  Develi  to  Havadan.    The  final  four  kilometers  into

Havadan   is  over   a  poorly-maintained  paved  road.     Access   to  the  property  is  by  a  rough,

unmaintained dirt road north from the main road into Havadan. The existing buildings on site are approximately  one  kilometer  uphill  on  this  road.  The  access  road  is  not  maintained  during  the

winter  months.   Year-round  access  to  the  site  will  likely  require  significant  upgrades  to  existing roads or new roads altogether.  Snow clearance could be necessary to maintain winter access.

The Havadan  area is characterized by a dry, continental steppe climate with semi-arid  conditions

year-round.  Precipitation  is  low  especially  during  the  hot,  dry  summer  months.    Winters  are

generally  cold  and  relatively  dry.   Snow  fall  can  be  heavy  at  times  and  access  to  the  property may be adversely affected by snow accumulation and windy conditions.

NI43-101 Havadan Technical Report

In  general,  the  Havadan  property  is  rocky  and  covered  only  sparsely  with  a  variety  of  dry-land

vegetation.    Low  grasses  and  shrubs  are  prevalent.    Several  copses  of  small,  scrub  oak  trees

occupy  depressions  on  the  southern,  lower  slopes  of  the  property.   Two  large  poplar-like  trees

grow   immediately   adjacent   to   the   buildings   on   site   reflecting   the   presence   of   shallow

groundwater in the area.

The   property   package   is   sufficiently   large   to   accommodate   exploration,   development,   and

mining activities  depending  on  the  extent  of  any mineral  deposits  discovered.  Power  is  available locally in the form of a high-voltage overhead line that traverses the area immediately to the west of the property boundary.  This is a multi-wire overhead line that runs through the village and the

Havadan  Valley  in  a  north-south  direction.  The  mines  of  Aksu  Mining  and  Havadan  Company south  of  the  Aslanay  license  are  both  connected  to  this  line.  A  connection  to  this  source  and  a power line to the property can be arranged and constructed.

Water  is  an  issue  in  the  Havadan  area,  given  its  semi-arid  conditions.    No  surface  water  is

available  to  mining  operations.  The  nearest  perennial  source  of  surface  water  is  the  Zamanti

River  which  runs  north  to  south  in  a  gorge  approximately  5  kilometers  west  of  the  Havadan

property.     As  noted  earlier,  groundwater  resources  are  not  readily  apparent.    The  underlying

karst-forming limestone units may contain water at depth but only drilling will be able to identify a feasible source.

There  are  plentiful  and  appropriate  areas  within  the  license  that  could  accommodate  logistical needs, equipment and supply storage, and maintenance areas as well as mining waste and tailings disposal.  Potential processing plant sites are also available.

Item 6:

History

Information about the history of mining and exploration in the license area was provided by the previous owner of the license, Dedemen Company and by Havadan Company both of Develi.

Numerous  test  pits,  surface  mine  areas,  and  underground  openings  within  the  license  area,  as

well as the  entire district,  attest to the mining history of the  area.   Evidence of past production of

lead,  dating from  Roman  times  and  perhaps  before,  is  present  in  the area and  at  several  locations on  site.  Mining  artifacts  including  tools  and  skeletal  remains  have  been  recovered  by  local

residents   that   indicate   Roman-era   activities.   Apparent   underground   mining   techniques   and

support methods can be observed in several locations on site.

More recently, small-scale underground mining has occurred at several different locations within

the  license.   Lead  and  zinc  have  been  reported  by  the  previous  owner  to  have  recovered  from

these areas.   Production ore  grades are not documented.  However, reports filed with the Ministry of  Mines,  indicated  that  small  scale  production  was  accomplished  by  Dedemen  between  2007

and  2012.   Underground  workings  within  the  license  area  were  used  to  extract  4,773.45  tons  of lead/zinc ore during 2007 and 2008. The amount of metal extracted from that  ore is not recorded.

Mineralized  material  stockpiled  by  Dedemen  amounts  to  approximately  2000  tons  near  several mine  openings.  These  were  sampled  and  analysed  as  part  of  this  evaluation.  The  analytical results  for  this  material  returned  metal  concentrations  of  14.47%  lead,  34.38%  zinc,  and  254 grams silver per ton.

NI43-101 Havadan Technical Report

Mining  activities  have  been  minor  in  scale  with  most  of  the  open  surface  pits  and  observed

underground  workings  clearly  having  been  excavated  by  hand  methods.    The  recent  mining

utilized  mechanical  assistance  in  removing  ore  and  waste  from  workings.    A  diesel-powered

hoist  is  still  in  place  over  a  shallow  decline  shaft  on  the  west  edge  of  the  license.   Evidence  of

battery-powered locomotive used to pull ore cars from a long adit is present at another location.

Item 7:

Geological Setting and Mineralization

Regional Geologic Setting.

The Havadan license area is located in the Eastern Tauride Mountains, of Central Anatolia.   This

region  is  comprised  of  several  major  tectono-stratigraphic  units  that  are  part  of  the  Anatolian microplate which is considered to be a remnant of the African Plate or Gondwana (Figure 4.)

After  rifting  during  the  Late  Triassic  and  the  growth  of  what is  called  the  Neo-Tethyan  Ocean,  the  plates  in  this  area began

to  regroup.    The  Anatolian  microplate  eventually  attached

itself  to  the  Eurasian  Plate  during  the  closure  of  the  ocean  in which  these  present  tectono-stratigraphic  units  accumulated

(Hanilçi and Öztürk, 2011).

Figure 4. General Tectonics of Turkey

The   Anatolian   microplate   is   bordered   by   several   major

tectonic structures.  On the north it is bordered by the still-active North Anatolian Fault or Suture

Zone and on the south by the Bitlis-Zagros Suture and the East Anatolian Fault Zone (Figure 5).

The  sedimentary  units,  consisting  mostly  of  platform  carbonates,  were  deposited  in  relatively

shallow  marine  environments  indicative  of  an  orogenic  foreland  basin.   Ophiolitic  rocks  present

in  the  region  were  originally  deposited  in  the  Neo-Tethyan  Ocean  and  then  intensely  deformed

during  subduction  of  the  oceanic  crust.   Subsequent  obduction  during  the  suturing  of  the  plate

boundaries   and   then   significant   overthrusting   during   later   nappe   development   resulted   in

outcrops of ophiolite complexes throughout the region.

Compressional  forces  during  Cretaceous  to  Eocene  times  resulting  in  a  period  of  extensive overthrust belt genesis in the region with the attendant development of classic nappe structures.

There  are  six  identified  nappe  units  in  the

Eastern   Taurides   as   mapped   by   Hanilçi

and     Öztürk     (2011),     including     four

sedimentary sequences of various  ages  and

two     ophiolite     formations.     The     rock

assemblages in each nappe reflect different

depositional     environments     and     basin

conditions    during    their    accumulations

(Özgül,  1976).     Most  of  these  units  are

allocthonous,   meaning   that   they   are   no

longer   situated   in   the   original   location

where  they  were  formed.   Several  of  these     Figure 5. Plate tectonic features of Turkey

NI43-101 Havadan Technical Report

nappe units have been overthrusted by compressional forces for many hundreds of kilometers.

Carbonate-hosted  lead/zinc  deposits  in  the  Taurides  occur  exclusively  in  the  Siyah  Aladağ  and

Yahyali  nappe  units.  Both  of  these  nappe  units  consist  mainly  of  carbonates  deposited  on  the northern  slope  of  the  passive  margin  of  the  Anatolian  microplate.  They  were  deposited  on  the flanks  of  the  basin  and  were  redistributed  during  the  foreland  thrust  belt  development  that resulted  in  the  nappe  structures  evident  today.  The  Yahyali  unit  has  been  subjected  to  low-grade greenschist  facies  metamorphism  and  is  considered  to  be  the  metamorphic  equivalent  of  the

unaltered  Siyah  Aladağ  unit  (Hanilçi  and  Öztürk,  2011).   The  tectono-stratigraphic  units  in  the

region,  their  relationship  to  each  other,  and  the  location  and  size of  some  of  the  mineral  deposits in the region are shown in Figure 6.

Figure 6. Geology and mineral deposits of the Aladaglar-Zamanti Region (from Hanilçi and Öztürk, 2011 with permission)

NI43-101 Havadan Technical Report

Property Geology.

The  Havadan  license  geology is  characterized  primarily by surface  outcrop  of  carbonate  units  of

the  Siyah  Aladag  Nappe.   A  thin  section  of  the  Aladag  Ophiolitic  Nappe  overlying  the  Siyah

Aladag  rocks  and  the  overthrusted  Beyaz  Aladag  Nappe  unit  both  crop  out  along  the  southern

edge  of  the  license.  The  stratigraphy  is  relatively  simple.   The  structural  geology  of  the  area  is,

however,  fairly  complex.   Siyah  Aladag  Nappe  carbonate  rocks  crop  out  over  the  entire  license.

Some of these rocks are host to Mississippi Valley Type (MVT) base metal deposits.

The  Siyah  Aladag  unit  is  composed  of  Late  Devonian  to  late  Cretaceous  carbonates  and  clastic rocks  that,  as  stated  earlier,  are  not  in  their  original  location  (they  are  allocthonous).  Only  the

lower   section   of   the   Jurassic-age   sequence   of   carbonate   rocks   and   part   of   the   overlying,

nonmineralized,  Cretaceous-age  limestones  within  the  nappe  unit  are  present  on  the  surface  in the  license  area.  This  Jurassic  section  of  the  nappe  is  composed  of  a thick  sequence  of  limestone

and  dolomitic  limestone.    The  important  ore  deposits  in  the  Aladaglar-Zamanti  Region  occur within the lower portion of this Jurassic sequence (Figure 6).

The  rocks  that  form  the  lower  part  of  the  Jurassic  sequence  which  are  present  over  the  southern

half  of  the  license  area  are  divided  into  three  distinct  formations   -  thin-bedded  limestones

overlying  massive  and  thick-bedded  limestones  which  in  turn  overlie  thin-bedded  bituminous limestones.  The  thin-bedded  limestone  in  the  upper  part  of  this  sequence  grades  into  a  lighter-

colored  thin-bedded  Cretaceous  sequence  that  is  not  mineralized.  The  bottom  of  this  Jurassic section  is  overlain  by a  thin  section  of  ophiolitic  rocks  of  the  Aladag  Ophiolitic  Nappe  along the

southern  border  of  the  license  area.   The  ophiolite  is,  in  turn,  overthrust  by  thick  sequence  of light-colored,  cavity-forming  limestones  of  the  Hacilardag  Formation  that  is  part  of  the  Beyaz

Aladag Nappe unit.

A  rather  crude  geologic  map  is  included  here  (Figure  7).   It  is  preliminary  in  nature  and  derived

by  Aslanay  from  several  sources  including  MTA  maps  and  observations  by  Aslanay  geologists.

It is not entirely accurate in several respects but is included here to introduce the general geology

of  the  Havadan  District  and  the  license  area.    A  detailed  geologic  mapping  project  for  the

property is one of the recommendations made later in this report.

Mineralization.

Observed  mineralization  in  the  license  area  is  associated  with  a  series  of  prominent  faults  that

trend  generally  in  a  North  45⁰  East  direction.   The  producing  mines  in  the  Havadan  District  are

all  developed  on  structures  with  this  orientation.  These  are  not  bedding  plane  faults  but  rather

they  cut  across  the  strike  of  the  bedding  planes  at  an  oblique  angle.   The  faults  are  all  nearly

vertical,  however  local  variation  in  the  dip  of  the  fault  is  evident  in  underground  workings ranging  between  75⁰  and  85⁰.  The  mineral  deposits  are  structurally  controlled  veins  in  the  fault

zones.   However,  they  do  only  occur  in  favorable  carbonate  lithologies  where  open  space  was developed  during  faulting  and  karstification  and  where  host  rock  composition  is  favorable  for deposition.  For  instance,  the  lower  bituminous  section  of  limestone  in  the  Siyah  Aladag  unit  is not mineralized.

NI43-101 Havadan Technical Report

The  mineralization  pinches  and  swells  irregularly  along  both  strike  and  dip  of  the  vein.   This

feature  can  be  quite  significant.   In  the  Havadan  Mine,  the  author  observed  the  vein  pinching  in one  drift  to  about  2  centimeters  and  then  swelling  to  a  vein  width  of  2  meters  within  the  next  5

meters.   This  condition  should  be  expected  in  veins  throughout  the  district  and  on  the  Aslanay license.

The observable mineralization is confined to the oxidized zone where sulfide minerals have been

converted  to  carbonate  minerals.   Minor  amounts  of  some  sulfide  minerals,  primarily  sphalerite

(ZnS)  and  galena (PbS), are present but the bulk of the mineralization is  composed of carbonates of  lead,  zinc,  and  iron.  Metallic  sulfides  in  MVT  deposits  near  the  surface  are  commonly converted  to  oxides  and  carbonates.  Cerussite  (PbCO3),  smithsonite  (ZnCO3),  siderite  (FeCO3),

and minor hydrozincite (Zn5(CO3)2(OH)6) are the primary metallic carbonate minerals reported

NI43-101 Havadan Technical Report

Figure 7. Geologic Map and Sections, Havadan License

in  the  deposits.  Predominant  oxides  minerals  are  hematite  (Fe2O3),  limonite  (FeO(OH)-nH2O),

and  goethite  (FeO(OH))  with  minor  amounts  of  zincite  (ZnO)  reported.   Sulfate  minerals  may

also  be  present  locally  in  the  form  of  anglesite  (PbSO4)  and  gypsum  (CaSO4).   Calcite  (CaCO3)

and aragonite (CaCO3) are the primary gangue minerals

According  to  information  made  available  by  representatives  of  the  Havadan  Company,  derived from  a  study  of  the  deposits  in  the  Havadan  Mine  (approximately  two  kilometers  to  the  west  of

the  Aslanay  license  area),  the  deposits  are  zoned  with  depth.    Deposits  of  heavy  iron  oxides

containing 12-14% lead carbonates are prevalent from the surface to a depth of approximately 30

NI43-101 Havadan Technical Report

to 35 meters.  The deposits transitions to primarily a lead carbonate zone containing 18-22% lead

approximately  60  to  90  meters  thick  to  a  depth  of  up  to  125  meters.   Below  this  lead  zone  is  a

transition  zone  about  10  meters  thick  characterized  by  mixed  lead  carbonate  and  zinc  carbonate mineralization  containing  up  to  22%  lead  and  27%  zinc.  Below  this  zone  the  deposits  are dominated by zinc carbonate mineralization  containing 28-30% zinc that is  40 to 50 meters thick

to  a  depth  of  up  to  175  meters.    Below  this  series  of  carbonate  deposits  the  mineralization presumably  transitions  to  sulfide  mineralization,  although  no  operation  in  the  area  has  as  yet encountered the sulfide zone of mineralization either in mining or exploration drilling.

Item 8:

Deposit Types

Carbonate-hosted  base  metal  deposits  in  the  Aladaglar-Zamanti  region  have  been  generally

categorized   as   Mississippi   Valley   Type   (MVT)   deposits   (Hanilçi   and   Öztürk,   2011).   The

producing  deposits  are  located  in  carbonate  (limestone  formations)  rocks  and  exhibit  all  of  the characteristics  of  MVT  deposits  (Leach  and  other,  2010).  The  most  important  characteristics  of the  Eastern  Tauride  Mountains  MVT  deposits  (and  those  which  result  in  their  classification  as

MVT deposits) are:

(1)  they  are  epigenetic,  in  other  words  they  were  formed  at  a  time  much  later  than  their  host rocks;

(2) they are not associated with igneous activity;

(3) they are hosted mainly by dolostone and limestone, rarely in sandstone;

(4) the dominant minerals are sphalerite, galena, pyrite, marcasite, dolomite, and calcite, whereas barite is typically minor to absent and fluorite is rare;

(5)  they  occur  in  platform  carbonate  sequences  commonly  at  flanks  of  basins  or  foreland  thrust belts;

(6) they are commonly stratabound but may be locally stratiform;

(7) they typically occur in large districts;

(8)  the  ore  fluids  were  basinal  brines  with   significant  salt  concentrations  (approximately  10  to

30 weight percent salts);

(9) they have crustal sources for metals and sulfur;

(10) temperatures of ore deposition are typically 75°C to about 200°C;

(11)  the  most  important  ore  controls  are  faults  and  fractures,  dissolution  collapse  breccias,  and lithological transitions;

(12) sulfides are coarsely crystalline to fine grained, massive to disseminated;

(13)  the  sulfides  occur  mainly  as  replacement  of  carbonate  rocks  and  to  a  lesser  extent,  open-

space fill; and

(14)  alteration  consists  mainly  of  dolomitization,  host-rock  dissolution  and  karstification,  and brecciation  (Leach and others, 2010).

Item 9:

Exploration

Despite  clear  evidence  mining has  occurred  on  the  license  no  mineral  exploration  work  has  been documented  on  the  Havadan  license.  Several  site  visits  of  limited  duration  have been  conducted,

random surface outcrop and mine dump samples have been collected by Aslanay and the Author,

and samples have been analyzed in the laboratory.  These sample results are not representative of mineral  deposits  on  the  property rather  they are  indications  of  the  potential  for  mineral  deposits.

NI43-101 Havadan Technical Report

Collected   samples   are   of   the   random,   grab   sample   type   and   were   not   expected   to   be

representative.  Sampling  was  accomplished  in  order  to  identify  potential  mineralized  rock  and determine whether further investigations on the property were warranted.

The  Author  collected  ten  (10)  samples  from  outcrops,  open  mine  pits,  and  mine  dumps  during

the  site  visit  in  May 2012.   These  were  random  grab  samples  of  rock  that  exhibited  potential  for

base  and/or  precious  metal  mineralization.   These  were  intended  as  pre-exploration  samples  to

determine  whether  the  site  warranted  further,  more  detailed  exploration.   As  such,  these  are  not

representative  samples  and  no  field  QA/QC  procedures  were  implemented  during  this  phase  of

pre-exploration.   The   laboratory   did,   however,   employ   standard   QA/QC   methods.     Blanks,

duplicates,  and  standards  were  all  used  in  the  laboratory  procedures.    An  examination  of  the

results  shows  that  the  laboratory  program  was  effective  and  sample  concentration  variations between  field,  blank,  duplicate,  and  standard  samples  was  within  standard  deviation  limits applied to sampling of this type. The  results for metals analysis for each sample  are shown in the following table.

Table 2. Havadan Project Sample Analysis Selected Results

Sample

Sample

Location

Analyte

Number

Type

Northing

Easting

Pb

Zn

Ag

Au

Cu

Fe

Co

As

Ba

Hg

(%)

(%)

(ppm)      (ppb)      (ppm)

(%)

(ppm)      (ppm)      (ppm)

(ppm)

809401

Grab,

vein

4225533

0729990

0.60

46.18

2

1

19.01

4.59

9.6

72.3

3.5

0.389

809408

Grab,

dump

4225825

0730165

14.47

34.38

254

2.1

109.8

8.51

11.6

115.1

64.2

17.506

809409

Grab,

dump

4255530

0729982

2.59

4.65

7

4.9

54.78

31.50

2.2

32.9

6.5

1.959

809410

Grab,

vein

4225534

0729980

0.31

47.25

2

1.3

16.58

3.80

8.1

37.3

2.4

0.396

809411

Grab,

test pit

4229153

0731868

3.78

0.32

19

5.8

28.84

2.68

1.6

852.4

80.3

0.274

809412

Grab,

dump

4226554

0731148

0.01

0.16

<1

0.5

1.38

0.39

0.5

2.7

19.6

0.011

809413

Grab,

dump

4226577

0731184

80.5

0.01

303

1.5

60.89

0.03

<0.1

1.9

50.7

12.304

809414

Grab,

dump

4226577

0731184

0.26

0.03

2

<0.2

1.67

0.08

0.4

1.9

5.9

0.089

809415

Grab,

dump

4226577

0731184

0.87

0.02

5

<0.2

2.12

0.72

2.3

39.1

20.2

0.300

809416

Grab,

dump

4225834

0730289

27.22

2.14

16

<0.2

70.20

30.43

2.4

164.5

282.4

0.838

Item 10:      Drilling

No drilling has as yet been conducted on the license.  Limited exploratory drilling is being recommended at selected license sites by the Author later in this report.

Item 11:      Sample Preparation, Analyses and Security

Samples were collected and prepared for shipment by the  Author/Qualified Person.  The samples

were   shipped   to   Acme   Laboratories   in   Ankara   under   chain-of-custody   procedures.   The

laboratory   in   Ankara   prepared   the   samples   and   packaged   them   for   shipment   to   Acme

Laboratories   in   Vancouver,   British   Columbia,   Canada   for   chemical   analysis   and   report

preparation.    Samples  were  digested  using  Aqua  Regia  solution.    The  digested  or  dissolved

NI43-101 Havadan Technical Report

samples   were   then   analysed   for   ultra-trace   element   concentrations   by   the   high   resolution

Inductively  Coupled  Plasma  procedure  with  a  Mass  Spectrometer  finish  (ICP-MS).  Standard laboratory QA/QC methods were employed.

As  stated  earlier,  no  field  QA/QC  procedures  were  implemented  during  this  phase  of  pre-

exploration. The laboratory did, however, employ standard QA/QC methods.  Blanks, duplicates,

and  standards  were  all  used  in  the  laboratory  procedures.   An  examination  of  the  results  shows

that  the  laboratory  program  was  effective.  Sample  concentration  variations  between  field,  blank,

duplicate,   and   standard   samples   were   within   standard   deviation   limits   typically  applied   to

sampling of this type.

Sample   collection,   preparation,   security,   analytical   procedures   and   QA/QC   procedures   are

adequate  at this stage of  exploration and development.   A suitable data management  and QA/QC

program needs to be developed for subsequent phases of exploration.

Item 12:      Data Verification

This item is not relevant at this time given the stage of property development and exploration since no data has been generated.

Item 13:      Mineral Processing and Metallurgical Testing

No testing of this nature has yet been initiated for the Havadan license.

Item 14:      Mineral Resource Estimates

The property is in an early exploration phase.  As such, no mineral resource estimates are possible or warranted at this time.

Items 15 through 22 are not relevant at this stage of property development and are reserved for additional requirements for advanced property technical reports as the

Havadan property develops.

Item 15:      Mineral Resource Estimates

Item 16:      Mineral Reserve Estimates

Item 17:      Mining Methods

Item 18:      Recovery Methods

Item 19:      Project Infrastructure

Item 20:

Market Studies and Contracts

Item 21:

Environmental Studies, Permitting and Social or Community Impact

Item 22:

Capital and Operating Costs

NI43-101 Havadan Technical Report

Item 23:      Economic Analysis

Item 24:      Adjacent Properties

Two  other  companies  are  producing  lead,  zinc,  and  silver  from  mines  in  the  Havadan  District.

Aksu  Mining  Company  operates  two  mines  immediately to  the  west  of  the  Aslanay license.   No

information  could  be  obtained  from  Aksu  relating  to  production  details  or  resource  specifics  for

these  mines.   On  the  other  hand,  Havadan  Region  Mining  Company  was  helpful  in  providing information  specific  to  their  mine  and  the  Havadan  District.  Havadan  Mining  produces  40  to  50

tonnes  lead,   6  to  7   tonnes  zinc,  and   approximately  85,000   troy  ounces  silver  per  annum,

according  to  information  provided  by  Abdullah  Malkoçoglu,  General  Manager.   The  amount  of

ore  extracted  from  which  this  production  is  derived  is  not  clear.    However,  Mr.  Malkoçoglu

stated  that  economic  grades  typically  run  12-15%  lead,  24-32%  zinc,  and  350-450  grams  silver

per  tonne.   Low-grade  ore  that  runs  less  than  about  20%  zinc  is  placed  on  a  stockpile  to  await higher metal prices.

The Author was conducted on a tour of the mine and made the following observations. The ore is extracted  from  a  vein  in  a  fault  structure  that  strikes  approximately  North  40⁰  East  and  dips

steeply to  the  northwest.   This  is  the  same  orientation  as  the  structures  measured  on  the  Aslanay

license.   The  vein  in  the  mine  pinches  and  swells  in  classic  MVT  fashion.  At  the  current  limit  of the  mine  at  120  meters  depth  and  along  strike  130  meters,  the  ore  is  still  within  predominantly

oxide   zone   mineralization.      The   sulfide   zone   has   yet   to   be   encountered.   Further   deep

development  is  planned  with  a  20-meter  extension  of  the  internal  shaft  to  reach  addition  blocks of ore beneath current mine workings.

Item 25:      Other Relevant Data and Information

No  additional  information  or  explanations  are  necessary  at  this  time.   As  further  investigations

progress  and  additional  information  is  available,  amendments  will  be  made  to  this  report  to clarify and expand on the information given here.

Item 26:      Interpretation and Conclusions

The  results  of  the  limited  pre-exploration  phase  work  on  the  Havadan  property  are  encouraging.

Additional  more  detailed  and  invasive  exploration  techniques  are  warranted  given  the  results  of the  limited  sampling  and  analysis  at  Havadan  as  well  as  the  history  of  mining  and  metal

production  in  the  surrounding  Havadan  District.   Geologic  mapping,  geophysical  surveys,  and

drilling  of  identified  targets  have  reasonable  potential  to  identify  mineralized  zones  within favorable  limestone  lithologies  on  the  Havadan  license.  This  is  the  first  phase  of  a  series  of exploration  periods  that  should  be  designed  to  identify  mineral  deposits  and  eventually  ore deposits on site.

This  is  an  early  stage  exploration  target.  As  such,  the  risks  of  pursuing  this  type  of  project  are high.  Exploration expenditures and implementations could lead to the conclusion that no mineral

resource  or  reserve  exists  on  the  site.   As  with  any  project  of  this  type,  the  potential  return  on

investment  could  be  great.   On  the  other  hand,  the  risk  of  losing  part  or  all  of  the  invested  funds is also great.

NI43-101 Havadan Technical Report

Item 27:    Recommendations

The  Author  recommends  a  phased  approach  to  evaluation  of  the  Havadan  Property  for  further

development.    The  first  phase  corresponds  to  the  Pre-Exploration  and  part  of  the  General

Exploration  terms  as  specified  by  exploration  license  requirements.   Each  phase  should  derive

its scope and specific plan from the results of the previous phase.

1.   Geologic  mapping;  Complete  a  detailed  geologic  map  of  the  properties  and  surrounding

area  at  1:1,000  scale.    Mapping  of  geology,  structures,  and  mineral  deposits  on  the surface  and  in  accessible  underground  workings  should  be  included.  Estimated  cost:

US$30,000.

2.   Geophysical  investigations:  Conduct  surface  magnetic  and  induced  polarization  surveys

of the license to identify metallic targets.   The focus of initial investigations should be on

those   areas   identified   by   surface   and   underground   mapping   as   likely   targets   for

exploratory drilling. Estimated cost: US$50,000.

3.   Drilling:  Conduct  an  exploratory  drilling  program  targeting  those  areas  identified  by

mapping  and   geophysical   anomalies   as   having   potential   for  metallic   mineralization.

Drilling  costs  in  Turkey  are  currently  about  220TL  per  meter.   At  current  exchange  rates

that  equates  to  roughly  US$37  per  foot  of  drilling.    At  that  rate,  an  initial  limited,

exploratory drilling program totaling 2,000 meters would cost an estimated US$250,000.

4.   Additional  drilling  phases  to  delineate  any  discovered  mineral  deposits  and  develop resources and reserves, if feasible.

5.   Develop  a  Quality Control/Quality Assurance  program  including  policies  and  procedures to insure the quality of data for eventual resources and/or reserve estimations.

Item 28:      References

Hanilçi, Nurullah, and  Öztürk, Hüseyin, 2011. Geochemical/isotopic evolution of Pb-Zn deposits in  the  Central  and  Eastern  Taurides,  Turkey:  International  Geology  Review,  vol.53,  No.  13,

November 2011. p. 1478-1507.

Hanilçi,  Nurullah,  and  Öztürk,  Hüseyin,  2008.  The  geology  and  formation  of  the  Aladaglar-

Zamanti  (Kayseri)  region  Pb-Zn  deposits:  in  Öztürk,  H.,  Hanilçi,  N.,  Kahriman,  A.,  and  Özkan,

S.,   eds.,The   geology,   mining,   and   existing   problems   of   Turkish   Pb-Zn   deposits:   Istanbul,

Istanbul University, p. 184-299.

Leach,  D.L.,  Taylor,  R.D.,  Fey,  D.L.,  Diehl,  S.F.,  and  Saltus,  R.W.,  2010.  A  deposit  model  for

Mississippi  Valley-Type  lead-zinc  ores:  in  Mineral  Deposit  Models  for  Resource  Assessment,

United  States  Geological  Survey  Scientific  Investigations  Report  2010–5070–A,  Chapter  A.  52

pages.

Özgül,  N.,  1976.  Some  geological  aspects  of  the  Taurus  orogenic  belt  (Turkey):  Bulletin  of  the

Geological Society of Turkey, v. 19, p. 65-78.

NI43-101 Havadan Technical Report

APPENDIX

Havadan License Documents

NI43-101 Havadan Technical Report

NI43-101 Havadan Technical Report

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup İŞLETME RUHSATI

İLİ :	KAYSERİ
İLÇESİ :	DEVELİ
KÖYÜ :	
RUHSAT NUMARASI :	69102
RUHSAT GRUBU :	IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ :	13.12.2006
RUHSATIN BİTİM TARİHİ :	13.12.2016
ERİŞİM NUMARASI :	1039223
RUHSAT ALANI :	1046.83 Hektar
RUHSAT SAFHASI :	İşletme
RUHSAT SAHİBİ :	ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :	
VERGİ DAİRE VE NO :	Mecidiyeköy V.D. 890521431
ADRES :	EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : I35d1,I35d2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	731492	4229628												
1	2	732452	4229437												
1	3	732425	4226307												
1	4	731787	4224430												
1	5	729070	4224655												

N
1
2
3
4
5
Çinko
Çinko
Çinko
Kurşun
Havedan

Ölçek : 1/55000

Çıktı Mapinfo Yazılımı ile üretilmiştir

ENERJİ VE TABİİ KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

NI43-101 Havadan Technical Report

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup İŞLETME İZNİ

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

İLİ : KAYSERİ
İLÇESİ : DEVELİ
KÖYÜ :
RUHSAT NUMARASI : 69102
ERİŞİM NUMARASI : 1039223
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 13.12.2006
RUHSATIN BİTİM TARİHİ : 13.12.2016
RUHSAT ALANI : 1046.83 Hektar
İZİN VERİLEN MADEN CİNSİ : Çinko
İZNİN VERİLDİĞİ TARİH : 18.01.2007
İZİN ALANI : 41.57 Hektar
RUHSAT SAHIBI : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KIMLIK NO :
VERGI DAIRE VE NO : Mecidiyeköy V.D. 890521431
PAFTALAR : I35d1,I35d2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	729300	4225000	3	3	730920	4226000								
1	2	729500	4225400	3	4	730620	4226000								
1	3	729710	4225400	4	1	730630	4225120								
1	4	729520	4225000	4	2	730630	4225550								
2	1	731200	4228960	4	3	730940	4225550								
2	2	731360	4228860	4	4	730940	4225120								
2	3	731250	4228640												
2	4	731090	4228730												
3	1	730620	4226500												
3	2	730920	4226500												

N
H
1
2
4
Çinko
3
1
2
Çinko
4
3
2
3
Çinko
1
4
2
3
Çinko
1
4
Havadan

Ölçek : 1/55000
Çiltı MapInfo Yazılımı ile üretilmiştir

ENERJI VE TABII KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

NI43-101 Havadan Technical Report

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup İŞLETME İZNİ

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

İLİ : KAYSERİ
İLÇESİ : DEVELİ
KÖYÜ :
RUHSAT NUMARASI : 69102
ERİŞİM NUMARASI : 1039223
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 13.12.2006
RUHSATIN BİTİM TARİHİ : 13.12.2016
RUHSAT ALANI : 1046.83 Hektar
İZİN VERİLEN MADEN CİNSİ : Kurşun
İZNİN VERİLDİĞİ TARİH : 18.01.2007
İZİN ALANI : 41.57 Hektar
RUHSAT SAHIBI : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KIMLIK NO :
VERGI DAIRE VE NO : Mecidiyeköy V.D. 890521431
PAFTALAR : I35d1,I35d2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	731200	4228960	3	3	730940	4225550								
1	2	731360	4228860	3	4	730940	4225120								
1	3	731250	4228640	4	1	729300	4225000								
1	4	731090	4228730	4	2	729500	4225400								
2	1	730620	4226500	4	3	729710	4225400								
2	2	730920	4226500	4	4	729520	4225000								
2	3	730920	4226000												
2	4	730620	4226000												
3	1	730630	4225120												
3	2	730630	4225550												

N
H
1 2
4 Kurşun 3
1 2
Kurşun
4 3
2 3
Kurşun
1 4
2 3
Kurşun
1 4
Havadan

Ölçek : 1/55000
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ENERJI VE TABII KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

NI43-101 Havadan Technical Report